ASSOCIATED BANC-CORP 1Q 2015 EARNINGS PRESENTATION APRIL 16, 2015 Exhibit 99.2 * * * * *

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

2015 FIRST QUARTER HIGHLIGHTS

Solid Earnings Despite Continued Margin Compression
•
Average loans of $17.8 billion were up $428 million, or 2% from the fourth quarter
—
Total average commercial loans grew $309 million from the fourth quarter
—
Average mortgage loans grew 4% from the fourth quarter
•
Average deposits of $19.1 billion were up $523 million, or 3% from the fourth quarter
•
Net interest income of $168 million was up $3 million from last year
—
Net interest margin of 2.89% compared to 3.12% in the first quarter 2014
•
Quarterly dividend of $0.10 / common share
•
Repurchased approximately 1.7 million shares of common stock during the first quarter
•
Capital ratios remain strong with a Tier 1 common equity ratio of 9.39%
•
Noninterest income of $80 million was up $10 million compared to the fourth quarter
—
Insurance commissions increased $9 million from the fourth quarter
•
Noninterest expense of $174 million was up $2 million from the fourth quarter
• Net income available to common shareholders of $45 million or $0.30 per share
• Pretax income of $69 million was up $2 million, or 2% from the fourth quarter
• Return on average Tier 1 Common Equity of 10.22%
Net Interest Income
&
Net Interest Margin
Noninterest Income
&
Expenses
Capital
Balance Sheet
Net Income
&
ROT1CE

LOAN PORTFOLIO – TREND AND MIX

1Q 2015 Average Net Loan Change (+$428 mln)
Loan Mix – 1Q 2015 (Average)
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Quarterly Loans ($ in billions)
$17.8
+4%
% Chg
+3%
+13%
+1%
$16.2
+5%
$17.4
$15.4
$14.3
Total
Commercial
& Business
Lending
+4%
(3%)
(1%)

COMMERCIAL LINE UTILIZATION TRENDS

Line utilization increased in Commercial & Business Lending
Change from 4Q 14
Commercial Real
Estate (including
construction)
- 40 bps
Commercial  &
Business Lending
+200 bps

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
Net Interest Margin
Total Loan Yield Total Interest-earning Yield
+8 bps
NET INTEREST INCOME AND MARGIN TRENDS

NONINTEREST INCOME TRENDS
($ IN MILLIONS)
Core Fee-based  Revenue
Mortgage Banking (net) Income
Total Noninterest Income
Other Noninterest Income
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1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. This is a non-GAAP measure.
Please refer to the press release tables for a reconciliation to noninterest income.
1
2

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)
Technology Spend
Total Noninterest Expense
Other Non-Personnel Spend
Personnel Spend / FTE   Trend
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
Efficiency Ratio
69%
68%
69%
70% 69%
7
2
3
4
1

OIL AND GAS LENDING UPDATE

• Exclusively focused on the upstream sector (‘Exploration and Production’ or ‘E&P’ sector).
—
Focused on the small to mid-size independent segment, both public and private companies.
—
Asset-based loans collateralized by a lien on oil and gas reserves.
—
Generally, we are a participant in a syndicated loan.
• January 2015 stress test indicated adequate specific reserves for this portfolio.
—
NYMEX price strip at end of 1Q 2015 was similar to 4Q 2014.
—
Most of this underlying portfolio is hedged into 2016 at higher than current prices.
—
Loan loss reserves increased for this portfolio during the quarter.
• New engineering reports will largely be completed in second quarter
—
Will drive borrowing base redetermination and trigger pay-downs if needed.
—
Commodity prices are continuously monitored.
($ in Millions) 4Q 2014 1Q 2015
Balance End of Period (EOP) $754 $780
Total Reserves $17 $27
Reserve/EOP Loans 2.26% 3.46%
* Note:  Oil & Gas balances at 1Q 2015 are approximately 4% of total loan portfolio

CREDIT QUALITY INDICATORS ($ IN MILLIONS) 9 Potential Problems Loans & PPLs to Total Loans Nonaccruals & NA / Total Loans ALL to Nonaccruals and Total Loans Net Charge Offs & NCOs to Avg Loans

2015 FULL YEAR OUTLOOK

Balance Sheet
• High single digit annual average loan growth
• Maintain Loan/Deposit ratio under 100%
Margin
• Modest compression throughout the year from the first
quarter
Noninterest
Income
• Up mid to upper single digits from 2014
Noninterest
Expense
• Up low single digits from 2014 with a continued focus on
efficiency initiatives
Capital
• Continue to follow stated corporate priorities for capital deployment
Provision
• Expected to increase with loan growth and changes in risk
grade or other indications of credit quality
1 – Outlook incorporates effects of Ahmann & Martin Co. acquisition.
1
1

APPENDIX 11 * * * * * *

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 70.41% 69.70% 69.44% 70.33% 70.30%
Taxable equivalent adjustment (1.35) (1.32) (1.36) (1.40) (1.42)
Asset gains, net 0.22 0.26 1.36 1.05 0.30
Other intangible amortization (0.42) (0.41) (0.40) (0.32) (0.32)
Efficiency ratio, fully taxable equivalent (1) 68.86% 68.23% 69.04% 69.66% 68.86%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position.  Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.  The Corporation adopted the Basel III regulatory standards during the first quarter of 2015; all prior periods presented are disclosed under Basel I regulatory standards.
12